UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  November 8, 2005
                                                       ----------------

                            GP Strategies Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        1-7234                                                 13-1926739
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


 777 Westchester Avenue, White Plains, NY                       10604
--------------------------------------------------------------------------------
 Address of Principal Executive Offices)                     (Zip Code)

                                 (914) 249-9700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

             On November 8, 2005, the Company announced its pre-tax continuing operating results for the third quarter ended September 30, 2005. The earnings release is attached hereto as an exhibit to the 8-K.

Item 9.01    Financial Statements and Exhibits.

             (c) Exhibits.

99.1 Press release of GP Strategies Corporation dated November 8, 2005 announcing its pre-tax continuing operating results for the third quarter ended September 30, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GP STRATEGIES CORPORATION



Date: November 8, 2005

                                    Andrea D. Kantor
                                    Executive Vice President and General Counsel

                                  EXHIBIT INDEX

Exhibit No.                   Description


99.1 Press release of GP Strategies Corporation dated November 8, 2005 announcing its pre-tax continuing operating results for the third quarter ended September 30, 2005.